SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 29, 2004


                             MICREL, INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-25236                            94-2526744
        -------------------------           -------------------------
        (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)

                2180 Fortune Drive, San Jose, CA            95131
           ---------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                (408) 944-0800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01.  Other Events.

On November 29, 2004 Micrel, Incorporated ("Micrel") filed an amended complaint in the action entitled Micrel, Incorporated v. Monolithic Power Systems, Inc., et al. pending before the United States District Court, Northern District of California (the "Court"). The amended complaint adds Michael R. Hsing, MPS's President and Chief Executive Officer ("Hsing"), and James C. Moyer, MPS's Chief Design Engineer ("Moyer") as defendants. Hsing and Moyer are both former employees of Micrel. In addition to the original two causes of action against MPS for infringement of U.S. Patent No. 5,517,046 (the "'046 Patent") and U.S. Patent No. 5,556,796 (the "'796 Patent") owned by Micrel, the amended complaint adds causes of action for statutory and common law misappropriation of Micrel's trade secrets, breach of confidentiality agreements by Hsing and Moyer, and violation of California's Unfair Competition Law.

Micrel alleges, as a direct result of defendants' alleged actions, (i) damages attributable to MPS's infringement of the '046 and '796 Patents, including treble damages for wanton, deliberate, malicious and willful conduct; (ii) damages attributable to MPS's misappropriation of Micrel's trade secrets and MPS's unjust enrichment from the misappropriation, including double damages as a result of defendants' willful and malicious conduct; and (iii) damages sustained as a result of Hsing and Moyer's violation of their confidentiality agreements.
The complaint seeks injunctive relief restraining MPS from further infringement of Micrel's patents and restraining defendants' current and future use of Micrel's trade secrets. The complaint also seeks attorneys fees and costs of suit, and such other relief that the Court may deem proper.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MICREL, INCORPORATED
                                             (the Registrant)


                                        By: /s/ Richard D. Crowley
                                            -------------------------
                                            Richard D. Crowley
                                            Vice President, Finance and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Dated:  December 1, 2004